SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

March 28, 2003

Date of report (Date of earliest event reported)

BINGO.COM, INC.

(Exact Name of Registrant as Specified in Its Charter)

                                     Florida

                  (State or Other Jurisdiction of Incorporation)

                000-26319                                                                                                                                         98-0206369

         (Commission File Number)                                                                                              (IRS Employer Identification No.)

      SUITE 1405, 1166 ALBERNI STREET,

   VANCOUVER, BRITISH COLUMBIA, CANADA                                                                                   V6E 3Z3

(Address of Principal Executive Offices)                                                                                                       (Zip Code)

                                 (604) 694-0300

              (Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

BINGO.COM, INC.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 26, 2003, the Board of Directors of Bingo.com, Inc. (the "Company") approved the appointment of Dohan & Company, P.A., CPA.'s. ("Dohan") of Miami, Florida, as our new independent accountants effective March 27, 2003 and the termination of Davidson & Company ("Davidson") as the principal accountant engaged to audit the Company's financial statements.   The change in the Company's certifying accountant were due to the Company requiring a US registered accountant audit its financial statements.  During the year ended December 31, 2001 and from the date of appointment of Davidson as the Company's independent accountant on August 7, 2001 and through the date of this report, (i) there were no "reportable events", as defined in Item 304(a)(1)(v) of Regulation S-K, and (ii) we did not and nobody on our behalf has consulted Dohan regarding any of the accounting and auditing matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The report of Davidson on our financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph regarding our ability to continue as a going concern. The change of Davidson was effective as of March 27, 2003, was approved by our directors, and was not due to any disagreement between Davidson and the Company.

During the year ended December 31, 2001 and from the date of appointment of Davidson as the Company's independent accountant on August 7, 2001 and the subsequent interim periods preceding Davidson's dismissal, there were no disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Davidson's, would have caused Davidson to make reference to the subject matter of the disagreement in connection with its report.  We have authorized Davidson to respond fully to any subject matter with respect to our financial statements.

We have not been advised by Davidson of any of the following:

         a)    lack of internal controls necessary for us to develop reliable financial statements;

        b)    any information that has come to the attention of our independent accountants that has lead them to no longer rely  on management's representations or that has made them unwilling to be associated with the financial statements prepared by management;

         c)    any need to expand significantly the scope of their audit or information that has come to their attention during the fiscal years prior to and preceding the change in independent accountants that, if further investigated, would:

            (i)   materially impact the fairness or reliability of the previously issued independent accountants' report or the financial statements issued or covering such period; or

            (ii)  cause Davidson to become unwilling to rely on management's representations or that has made them unwilling   to be associated with our financial statements, or due to the dismissal of Davidson or any other reason, Davidson did not so expand the scope of the audit or conduct such further investigation; or

        d)    any information that has come to the attention of Davidson that has lead them to conclude that such information  materially impacts the fairness or reliability of the audit reports or the financial statements issued covering the two     fiscal years prior to and preceding the change in the independent accountants (including information that, unless         resolved, to the satisfaction of such independent accountant, would prevent it from rendering an unqualified audit report on those financial statements ) and due to the dismissal of Davidson or any other reason, any issue has not been resolved to such independent accountants satisfaction prior to the dismissal of Davidson.

The Company provided Davidson with a copy of this report prior to filing it with the Securities and Exchange Commission ("Commission"). The Company requested that Davidson furnish the Company with a letter to the Commission stating whether Davidson agrees with the above statements.  A copy of that letter dated March 28, 2003 is filed as an Exhibit to this Form 8-K.

On August 7, 2001 Grant Thornton LLP, ("Grant Thornton") the Company's former principal accountants previously engaged to audit the Company's financial statements were dismissed, which lead to the appointment of Davidson as principal accountants to replace Grant Thornton.  This change was made in connection with the relocation of the Company's executive offices to Vancouver, British Columbia.  The Company's board of directors approved the engagement of Davidson.

The audit report of Grant Thornton on the Company's financial statements for the fiscal year ending December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except such report was modified to include an explanatory paragraph for a going concern uncertainty. The change of Grant Thornton was effective as of August 7, 2001, was approved by our directors, and was not due to any disagreement between Grant Thornton and us.

In connection with the audit of the fiscal year ending December 31, 2000 including the subsequent interim periods prior to August 7, 2001, the date of Grant Thornton's termination, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Davidson's, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its report.

During the fiscal year ending December 31, 2000, and from the date of appointment of Grant Thornton as the Company's independent accountant on July 24, 2000 and the subsequent interim periods preceding Grant Thornton's dismissal, the Company (or anyone on its behalf) did not consult with Davidson regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Davidson in respect to these matters during the time periods detailed herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired:

Not Applicable.

 (b) Pro forma financial information:

 Not Applicable.

 (c) Exhibits

The following exhibit is filed as a part of this report.

Exhibit 16.3 - Letter dated March 28, 2003 from Davidson and Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BINGO.COM, INC.

(Registrant)

Date: March 31, 2003                                                                                                                By: /s/ ""T. M. Williams""

                                                                                                                                                      T. M. WILLIAMS, PRESIDENT

DAVIDSON & COMPANY  Chartered Accountants  A Partnership of Incorporated Professionals

March 28, 2003

Securities and Exchange Commission

450 West Fifth Street NW

Washington, DC

USA  20549

Attention:  Office of the Chief Accountant

Dear Ladies and Gentlemen:

We have read the statements about our Firm included under Item 4 in the Form 8-K dated March 27, 2003 of Bingo.com, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Yours truly,

/s/ "DAVIDSON & COMPANY"

DAVIDSON & COMPANY

Chartered Accountants

cc:        Bingo.com, Inc.

A Member of SC INTERNATIONAL

1200 - 609 Granville Street, P.O. Box 10372, Pacific Centre, Vancouver, BC, Canada, V7Y 1G6

Telephone (604) 687-0947  Fax (604) 687-6172